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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Frederick County Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FREDERICK COUNTY BANCORP, INC.
9 North Market Street
Frederick, Maryland 21701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held April 12, 2011

To the Shareholders of Frederick County Bancorp, Inc.:

        The Annual Meeting of Shareholders of Frederick County Bancorp, Inc. will be held at:

Dutch's Daughter
581 Himes Avenue
Frederick, Maryland

on April 12, 2011 at 7:00 p.m. for the following purposes:

  (1)
  To elect ten (10) directors to serve until their successors are duly elected and qualified.

  (2)
  To consider and approve the Company's 2011 Stock Incentive Plan.

  (3)
  To ratify the appointment of Stegman & Company as the Company's independent registered public accounting firm for the year ending December 31, 2011.

  (4)
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Shareholders of record as of the close of business on February 4, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the meeting.

By Order of the Board of Directors
FREDERICK COUNTY BANCORP, INC.
Raymond Raedy Secretary

Frederick, Maryland
March 4, 2011

        Please sign, date and return your proxy promptly, whether or not you plan to attend the meeting in person. No postage is required if mailed in the United States in the enclosed envelope. If you attend the meeting, you may, if you desire, revoke your proxy and vote in person. If your shares are not registered in your name, you will need additional information from your recordholder in order to vote in person.

FREDERICK COUNTY BANCORP, INC.
9 North Market Street
Frederick, MD 21701

ANNUAL MEETING OF SHAREHOLDERS
Proxy Statement

        This proxy statement is being sent to shareholders of Frederick County Bancorp, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 7:00 p.m. on April 12, 2011 (the "Meeting"), and at any adjournment or postponement of the Meeting. The purposes of the Meeting are:

  (1)
  To elect ten (10) directors to serve until their successors are duly elected and qualified.

  (2)
  To consider and approve the Company's 2011 Stock Incentive Plan.

  (3)
  To ratify the appointment of Stegman & Company as the Company's independent registered public accounting firm for the year ending December 31, 2011.

  (4)
  To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

        The Meeting will be held at:

Dutch's Daughter
581 Himes Avenue
Frederick, Maryland

        This proxy statement and proxy card are being sent to shareholders of the Company on or about March 4, 2011. A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, which includes our audited financial statements, also accompanies this proxy statement.

VOTING RIGHTS AND PROXIES

Voting Rights

        Only shareholders of record at the close of business on February 4, 2011 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. On that date, there were 1,471,164 shares of our common stock, par value $0.01 per share, outstanding, held by approximately 647 shareholders of record. The common stock is the only class of the Company's stock of which shares are outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. The presence at the Meeting, in person or by proxy, of not less than a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum.

Proxies

        Properly executed proxies which are received by the Company in time to be voted at the Meeting will be voted as specified by the shareholder giving the proxy. In the absence of specific instructions, proxies received will be voted FOR the election of the nominees for election as directors, FOR approval of the 2011 Stock Incentive Plan, and FOR ratification of the appointment of the independent registered public accounting firm. Management does not know of any matters other than those described in this proxy statement that will be brought before the Meeting. If other matters are properly brought before the Meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment. As a result of changes in the rules of the New York Stock Exchange applicable to its member firms, we expect that brokers will not vote shares on the election of directors or the 2011 Stock Incentive Plan unless they receive instructions from the beneficial owners of the shares they hold. If you hold your shares through a bank or broker, it is extremely important that you instruct your record holder how to vote your shares.

        The judges of election appointed by the Board of Directors for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of common stock on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

        Please sign, date, mark and promptly return the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the Meeting:

  •
  by granting a later proxy with respect to the same shares;

  •
  by sending written notice to Raymond Raedy, Secretary of the Company, at the address noted above, at any time prior to the proxy being voted; or

  •
  by voting in person at the Meeting.

        Attendance at the Meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

        Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the Meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 12, 2011. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2010 is also available online at http://www.cfpproxy.com/5525.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

        The following table sets forth certain information as of February 4, 2011 concerning the number and percentage of shares of the Company's common stock beneficially owned by its directors, nominees for director, and executive officers for whom compensation information is included in this proxy statement, and by its directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly, the named person possesses sole voting and sole investment power with respect to all such shares, and none of such shares are pledged as security. Except as indicated below, the Company knows of no other person or persons, other than street name nominee owners, who, beneficially or of record, own in excess of five percent of the Company's common stock. Further, the Company is not aware of any arrangement, which at a subsequent date may result in a change of control of the Company.

Name	Age	Number of Shares Beneficially Owned(1)		Percentage of Class Beneficially Owned(2)
Directors
Emil D. Bennett	64	39,300	(3)	2.67%
John N. Burdette	83	44,220	(4)	3.00%
J. Denham Crum	65	38,420	(5)	2.59%
William S. Fout	71	34,120	(6)	2.30%
Helen G. Hahn	74	3,000	(7)	0.20%
William J. Kissner	70	64,720	(8)	4.36%
Martin S. Lapera 9 North Market Street Frederick, Maryland 21701	58	122,470	(9)	8.17%
Kenneth G. McCombs	71	60,921	(10)	4.10%
Farhad Memarsadeghi	65	65,300	(11)	4.43%
Raymond Raedy	70	51,508	(12)	3.47%
Executive Officers
William R. Talley, Jr.	55	40,994	(13)	2.75%
All directors and executive officers as a group (12 persons)		564,973	(14)	35.53%

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock with respect to which he or she has sole or shared voting and/or investment power, including any shares which he or she has the right to acquire within 60 days. The table includes shares owned by spouses, other immediate family members, in trust, shares held in retirement accounts or retirement funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and investment power. Certain shares beneficially owned by the Company's directors and executive officers may be held in accounts with third party firms, where such shares may from time to time be subject to a security interest for margin credit provided in accordance with such firm's policies.

(2)
Based on 1,471,164 shares outstanding as of February 4, 2011, except with respect to persons holding options to acquire common stock exercisable within sixty days of that date, in which event represents percentage of shares issued and outstanding plus the number of such options held by such person, and all directors and officers as a group, which represents percentage of shares outstanding plus the number of such options held by all such persons as a group.

(3)
Included in the total shares owned by Mr. Bennett are options, currently exercisable, to purchase 1,500 shares of the Company's common stock.

(4)
The shares attributable to Mr. Burdette include 7,000 shares held in trust as to which he has voting and investment power. Also included in the total shares owned are options, currently exercisable, to purchase 1,800 shares of the Company's common stock.

(5)
The shares attributed to Mr. Crum include 16,000 shares as to which Mr. Crum shares voting and investment power with his wife, and 9,000 shares held in trust as to which Mr. Crum has voting and investment power. Also included in the total shares owned are options, currently exercisable, to purchase 13,420 shares of the Company's common stock.

(6)
The shares attributed to Mr. Fout include 3,500 shares as to which Mr. Fout shares voting and investment power with his wife and 2,000 shares owned by his wife as to which Mr. Fout disclaims beneficial ownership. Also included in the total shares owned are options, currently exercisable, to purchase 13,420 shares of the Company's common stock.

(7)
Included in the total shares owned by Mrs. Hahn are options, currently exercisable, to purchase 1,500 shares of the Company's common stock.

(8)
The shares attributed to Mr. Kissner include 21,000 shares held in trust as to which Mr. Kissner has voting and investment power and 30,000 shares owned by Mr. Kissner's wife, as to the latter of which Mr. Kissner disclaims beneficial ownership. Also included in the total shares owned are options, currently exercisable, to purchase 13,420 shares of the Company's common stock.

(9)
The shares attributed to Mr. Lapera include 53,000 shares as to which Mr. Lapera shares voting and investment power with his wife, 15,700 shares owned by Mr. Lapera's wife and 750 shares owned by Mr. Lapera's wife with their daughter. Mr. Lapera disclaims beneficial ownership of the shares held by his wife and by his wife with their daughter. Also included in the total shares owned are options, currently exercisable, to purchase 27,920 shares of the Company's common stock

(10)
The shares attributed to Mr. McCombs include 47,501 shares as to which Mr. McCombs shares voting and investment power with his wife. Also included in the total shares owned are options, currently exercisable, to purchase 13,420 shares of the Company's common stock.

(11)
The shares attributed to Mr. Memarsadeghi include 31,500 shares owned by Mr. Memarsadeghi's wife and 8,000 shares owned by his daughters, as to all of which Mr. Memarsadeghi disclaims beneficial ownership. Also included in the total shares owned are options, currently exercisable, to purchase 1,500 shares of the Company's common stock.

(12)
The shares attributed to Mr. Raedy include 31,944 shares as to which Mr. Raedy shares voting and investment powers with his wife and their sons and 1,614 shares owned by Mr. Raedy's wife, as to which Mr. Raedy disclaims beneficial ownership. Also included in the total shares owned are options, currently exercisable, to purchase 11,160 shares of the Company's common stock.

(13)
The shares attributed to Mr. Talley include 11,524 shares as to which Mr. Talley shares voting and investment power with his wife and 3,800 shares owned by Mr. Talley's wife. Also included in the total shares owned are options, currently exercisable, to purchase 19,920 shares of the Company's common stock.

(14)
Includes options, currently exercisable, to purchase an aggregate of 118,980 shares of common stock.

 PROPOSAL 1—ELECTION OF DIRECTORS

        Ten (10) directors will be elected at the Meeting for a one-year period until the 2012 Annual Meeting of Shareholders and until their successors have been elected and qualified. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. Each of the nominees for election as director currently serves as a director, and has served as a director since the Company became the holding company for Frederick County Bank (the "Bank"), except for Mrs. Hahn, who became a director in July 2004. The term of service indicated for each director includes service as a director of the Bank before the holding company was established.

        The Board of Directors has determined that each director other than Mr. Lapera is an "independent director" as that term is defined in Rule 5605(a)(2) of The NASDAQ Stock Market (the "NASDAQ"). In making this determination, the Board of Directors was aware of and considered the loan and deposit relationships with directors and their related interests which the Company enters into in the ordinary course of its business, and the lease arrangements which are disclosed under "Transactions with Related Parties" in this proxy statement.

        Vote Required and Recommendation of the Board of Directors.    Nominees receiving a plurality of the votes cast at the Meeting in the election of directors will be elected as directors in the order of the number of votes received. The Board of Directors recommends that shareholders vote FOR each of the nominees to the Board of Directors.

Nominees for Election as Directors

        Set forth below is certain information concerning the nominees for election as director of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years.

        Emil D. Bennett.    Mr. Bennett is currently President and owner of Rock Creek Realty, a full-service real estate firm headquartered in Thurmont, Maryland. Mr. Bennett is currently on the Board of Directors of Mt. Olivet Cemetery and Vice President of Lorelei II Condo Associates in Ocean City. He is very involved in the local community and the National Association of Realtors. Mr. Bennett's director qualifications include his tenure on the Company's board of directors since 2002, which includes service as a director of the Bank prior to formation of the Company, that also includes training on an annual basis.

        John N. Burdette.    Mr. Burdette is a principal in the Frederick, Maryland, law firm of Offutt, Horman & Burdette, P.A., where his practice concentrates on Federal tax law, estate planning, and probate administration. He joined Offutt, Horman & Burdette in 1983 following retirement as a Senior Executive from the Internal Revenue Service. Mr. Burdette received degrees in accounting and law from the University of Baltimore, and is a member of the Maryland Bar. He has served as a Director of several tax-exempt corporations; and is a member of the Rotary Club of Frederick. Mr. Burdette's director qualifications include his tenure on the Company's board of directors since inception in 2001, which includes service as a director of the Bank prior to formation of the Company, that also includes training on an annual basis.

        J. Denham Crum.    Mr. Crum is Owner/Manager of Crumland Farms, LLC, Frederick, Maryland, a family business, which he joined in 1968. After graduating from Frederick High School, he attended Frederick Community College, and received his B.S. in Dairy Science from Iowa State University. Mr. Crum has been involved in many farm organizations, including the Farm Bureau, Capital Milk Producers, Maryland Virginia Milk Producers Coop, and the Holstein Freisian Council. His club memberships include the Rotary Club of Frederick, Frederick Jaycees (Director), Frederick Catoctin Club (Director), and Frederick Elks. Mr. Crum has served on the local and corporate boards of the Homewood Retirement Centers and has volunteered his time with the Frederick Community Foundation. He is a member of the Frederick County Planning Commission. He also has served on the

Banner School Board, was active in the PTA of Monocacy Middle and Thomas Johnson High Schools, and has volunteered for many church youth activities. Mr. Crum's director qualifications include his tenure on the Company's board of directors since inception in 2001, which includes service as a director of the Bank prior to formation of the Company, that also includes training on an annual basis.

        William S. Fout.    Until 2007, Mr. Fout was the President of William S. Fout, Inc., Frederick, Maryland, a crane and rigging service, which he founded in 1973. He is a graduate of Frederick High School and of the Virginia Military Institute with a Bachelor of Science degree in Civil Engineering. Mr. Fout is a Fellow member of the American Society of Civil Engineers and is a registered engineer in both Maryland and Virginia. From 1969 through 1979, he served as the Frederick County Highway Engineer. Mr. Fout was a member of the Frederick County Planning Commission from 1983-1993, acting as chairman during 1993. He currently serves as President of the WSF Family LLLP and Hillmark Property LLC, two (2) local real estate investment entities. Mr. Fout's director qualifications include his tenure on the Company's board of directors since inception in 2001, which includes service as a director of the Bank prior to formation of the Company, that also includes training on an annual basis.

        Helen G. Hahn.    Mrs. Hahn has 35 years of banking experience in local community banking, starting her career as a courier with Frederick County National Bank and ultimately reaching the position of Senior Vice President of Operations with FCNB Bank before her retirement in 2001. She currently serves as Assistant Treasurer for the Evangelical Lutheran Church in Frederick. She is also a member of the Board of Directors of The Loats Foundation, which provides scholarship assistance to students attending area colleges and universities. Mrs. Hahn's involvement in the local community includes many years of service on the United Way's Allocation Committees. She is a member of the Evangelical Lutheran Church, where she is an active participant in the music ministry of the church. Mrs. Hahn resides in Frederick County. Mrs. Hahn's director qualifications include her tenure on the Company's board of directors since 2004 and also includes training on an annual basis, along with her banking experience as noted above.

        William J. Kissner.    Mr. Kissner is a 50% owner and the Vice President, Engineering of Miscellaneous Metals, Inc., Frederick, Maryland, a steel fabrication and erection business, which he co-founded in 1977. He attended the Columbia Technical School of Arlington, Virginia and the Washington School of Drafting, in Washington, DC. Miscellaneous Metals, Inc. employs 165 people and has annual sales of $22 million. Mr. Kissner's director qualifications include his tenure on the Company's board of directors since inception in 2001, which includes service as a director of the Bank prior to formation of the Company, that also includes training on an annual basis.

        Martin S. Lapera.    Mr. Lapera, a resident of Frederick County, Maryland, is President and Chief Executive Officer of the Company. Mr. Lapera was Executive Vice President of FCNB Corp, Frederick, Maryland, until its acquisition by BB&T Corporation in January 2001, and Executive Vice President, Chief Operating Officer and Chief Lending Officer of FCNB Bank, its $1.6 billion subsidiary, and Senior Vice President and Senior Credit Officer of the Potomac region of BB&T Bank (comprised primarily of Frederick County), until May 2001. Mr. Lapera has been served on the Company's board of directors since inception in 2001, which includes service as a director of the Bank prior to formation of the Company. Prior to joining FCNB Bank in 1985, Mr. Lapera was Vice President of First National Bank of Maryland. Mr. Lapera received a degree in Business from Towson State University and an MBA from the University of Baltimore.

        Kenneth G. McCombs.    Mr. McCombs is a 50% owner and President of Miscellaneous Metals, Inc., Frederick, Maryland, a steel fabrication and erection business, which he co-founded in 1977. He attended the Columbia Technical School of Arlington, Virginia and the Washington School of Drafting, in Washington, DC. Miscellaneous Metals, Inc. employs 165 people and has annual sales of $22 million. Mr. McCombs' director qualifications include his tenure on the Company's board of directors since inception in 2001, which includes service as a director of the Bank prior to formation of the Company, that also includes training on an annual basis.

        Farhad Memarsadeghi.    Mr. Memarsadeghi is currently Chief Executive Officer and owner of Admar Custom Homes, Inc., President of Memar Corp. (formerly Admar Construction, Inc.) and a general partner in several affiliated partnerships. Mr. Memarsadeghi moved to Maryland in 1979 and established Admar Construction, Inc. During the past, 31 years, Mr. Memarsadeghi and his firms have developed several subdivisions and hundreds of residential units in and around Frederick and Washington Counties in Maryland. He graduated from Tehran University with a Master's Degree in Architecture. He is very involved in the local community, and is currently a member of the National Association of Home Builders. Mr. Memarsadeghi's director qualifications include his tenure on the Company's board of directors since 2002, which includes service as a director of the Bank prior to formation of the Company, that also includes training on an annual basis.

        Raymond Raedy.    Mr. Raedy was the primary organizer of the Bank. He is an investor and business owner. Since 1980, Mr. Raedy has owned several businesses. He currently is a partner in one pharmacy and owns a real estate investment firm. He is a graduate of the University of Notre Dame and the Washington College of Law at the American University. He is a member of the Maryland Bar, but has not engaged in the practice of law since 1983. Mr. Raedy has held positions at the American Enterprise Institute, the Republican National Committee, the Maryland Legislature, and the United States Senate in the Sergeant at Arms Office. He has been Counsel to the National Society of Public Accountants, the Health Insurance Association of America, the American Bankers Associations, and an insurance brokerage firm, Alexander & Alexander. Mr. Raedy has been a lector at his church and served as President of the Rotary Club of Frederick, Maryland. Mr. Raedy's director qualifications include his past service as a counsel to the American Bankers Association, his knowledge of banking practices and regulatory issues, and his tenure on the Company's board of directors since inception in 2001, which includes service as a director of the Bank prior to formation of the Company, along with director training on an annual basis.

Executive Officers Who Are Not Directors

        Set forth below is certain information regarding Mr. Talley, the only executive officer of the Company who is not a director of the Company.

        William R. Talley, Jr.    Mr. Talley, Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company and the Bank, was previously Executive Vice President and Chief Financial Officer of the Bank. Prior to joining the Bank he was Comptroller and Assistant Treasurer of FCNB Corp, Frederick, Maryland, until its acquisition by BB&T Corporation in January 2001, and Senior Vice President and Comptroller of FCNB Bank, its $1.6 billion subsidiary, until the merger of FCNB Bank into BB&T Bank in March 2001. He received his BS in Accounting from Mount Saint Mary's College and is a member of the American Institute of Certified Public Accountants. He is also the Treasurer and Chair of the Finance Committee for the Board of Trustees for the Frederick Community College Foundation, a member of Investment Committee of the Board of Trustees for the Record Street Home for the Aged, Treasurer of Rotary International District 7620 and a member of the Rotary Club of Carroll Creek.

Meetings, Committees and Procedures of the Board of Directors

        Meetings.    The Board of Directors of the Company met twelve times (12) during 2010. All members of the Board of Directors, other than Mr. George E. Dredden Jr., who passed away in September 2010, attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 2010 fiscal year or any portion thereof.

        Audit Committee.    The Board of Directors has a standing Audit Committee. The Audit Committee assists the Board of Directors of the Company in exercising its fiduciary responsibilities for oversight of audit and related matters, including corporate accounting, internal controls and regulatory compliance. Its duties include: monitoring the Company's internal controls and procedures; recommending the selection of the independent registered public accounting firm; reviewing the scope of audits conducted by the independent registered public accounting firm, as well as the results of their audits; and reviewing policies relating to compliance with applicable banking and other laws. The Board of

Directors has adopted a written charter for the Audit Committee, a copy of which was included as Attachment A to the Company's definitive proxy statement for the 2010 Annual Meeting of Shareholders held on April 13, 2010. The Audit Committee is currently comprised of Messrs. Fout, Kissner (Chairman) and Memarsadeghi. Each of the members of the Audit Committee is independent, as determined under NASDAQ Rule 5605(a)(2) and Rule 5605(c)(2)(A). During the 2010 fiscal year, the Audit Committee met four (4) times.

        The audit committee is also responsible for the pre-approval of all non-audit services provided by the Company's independent registered public accounting firm. Non-audit services are only provided by the Company's auditors to the extent permitted by law. Pre-approval is required unless a "de minimus" exception is met. To qualify for the "de minimus" exception, the aggregate amount of all such services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the committee.

        The Company does not currently have a director serving on the audit committee who it believes is an audit committee financial expert. It is the Company's desire to have its audit committee members to be not only independent, within the meaning of NASDAQ Rule 5605(c)(2)(A), but also to be free of any financial or other relationships with the Company which are permitted under that definition, other than service on the Board of Directors and committees, share ownership and ordinary course banking relationships. The Board of Directors does not currently have any members who would qualify as an audit committee financial expert, and who meets this additional standard. While the Company is not averse to having a person who qualifies as an audit committee financial expert serving on the audit committee, it does not intend to appoint a new director solely for this purpose if such person would not also have the other qualities necessary or desirable for a successful director.

        Nominating Committee.    The Board of Directors has a standing Corporate Governance and Compensation Committee which performs the functions of the nominating committee and recommends nominees for election as director to the Board of Directors. The committee is currently comprised of Mrs. Hahn and Messrs. Bennett (Chairman), Crum and McCombs. All of the members of the Corporate Governance and Compensation Committee are independent directors within the meaning of NASDAQ Rule 5605(a)(2). The committee, which met two (2) times in 2010, does not have a charter.

        To date, the operations and management of the Company have not required the expansion of the Board of Directors, other than in connection with the election of Mrs. Hahn to replace a deceased director in 2004, and as such, the Board has not developed a formal policy for the identification or evaluation of nominees. In general, if the Board determined that expansion of the Board or replacement of a director was necessary or appropriate, the Board expects that it would review, through candidate interviews with members of the Board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The Board would review any special expertise, for example, expertise that qualifies a person as an audit committee financial expert, and membership or influence in a particular geographic or business target market, or other relevant business experience.

        The committee will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by shareholders will be evaluated by reviewing, through candidate interviews with members of the Board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality, and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The committee would also review any special expertise, for example, expertise that qualifies a person as an audit committee financial expert, and membership or influence in a particular geographic or business target market, or other relevant business experience.

        The Board will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. Shareholders who want to suggest a candidate for consideration should send a letter, addressed to:

    Chairman
    Corporate Governance and Compensation Committee
    Frederick County Bancorp, Inc.
    P.O. Box 1100
    Frederick, MD 21702-0100

        The letter must include the following: (1) a statement that the writer is a shareholder and is proposing a candidate for consideration; (2) the name and contact information for the candidate; (3) a statement of the candidate's business and educational experience; (4) information regarding the candidate's qualifications to be director; (5) information regarding any relationship or understanding between the proposing shareholder and the candidate; and (6) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the limited resources of the Company and the limited occasion to seek additional directors, there is no assurance that: all shareholder proposed candidates will be fully considered, all candidates will be considered equally, or the proponent of any candidate or the proposed candidate will be contacted by the Chairman, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders. Nominations must be received by November 1 to be considered for director elections to be held the following year. To date, the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential nominees.

        Compensation Committee.    The Corporate Governance and Compensation Committee performs the function of a compensation committee. The Committee is responsible for making recommendations to the Board of Directors regarding executive compensation, and options and incentive compensation awards and plans. Final determinations regarding executive officer compensation and option and incentive compensation awards are made by the independent members of the Board of Directors. The Board of Directors sets compensation levels for directors. To date, no compensation consultant has been engaged to assist the Committee or the Board of Directors in connection with establishing executive compensation.

        The Chief Executive Officer makes recommendation to the Committee regarding the level of compensation of the Chief Financial Officer. The Chief Executive Officer and Chief Financial Officer recommend performance targets for purposes of the Company's annual incentive payments.

        Compensation Committee Interlocks and Insider Participation.    No member of the Corporate Governance and Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of the Corporate Governance and Compensation Committee. Except for loans and deposit transactions in the ordinary course of business made on substantially the same terms, including interest rates and collateral, as those for comparable transactions with unaffiliated parties, and not presenting more than the normal risk of collectability or other unfavorable features, no member of the Corporate Governance and Compensation Committee or any of their related interests has any material interest in any transaction involving more than $120,000 to which the Company is a party.

        Shareholders Communications with Board.    Any shareholder is free to communicate in writing with the Board of Directors on matters pertaining to the Company by addressing their comments to:

    Chairman of the Board
    Frederick County Bancorp, Inc.
    P.O. Box 1100
    Frederick, MD 21702-0100

        Your letter must state you are a shareholder. The nature of the communication will determine to whom your letter will be forwarded. Based on the nature of the communication, there is no assurance that all communications will receive a response.

        Director Attendance at the Annual Meeting.    It is the policy of the Company that all directors should attend each annual meeting of shareholders. All eleven of the directors in office at the time of the 2010 annual meeting of shareholders attended that meeting.

Audit Committee Report

        The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

        The Audit Committee has:

        (1)   reviewed and discussed with management the audited financial statements included in the Company's Annual Report on Form 10-K;

        (2)   discussed with Stegman & Company, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

        (3)   has received the written disclosures and letter from Stegman & Company as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit commit regarding independence, and has discussed with Stegman & Company its independence.

        Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Stegman & Company is compatible with the auditor's independence.

Members of the Audit Committee
William J. Kissner (Chairman)	William S. Fout, Sr.
Farhad Memarsadeghi

Directors' Compensation

        The following table sets forth information regarding compensation paid to, or earned by, non-employee directors of the Company during the fiscal year ended December 31, 2010 for service as members of the Company and Bank Boards of Directors. Members of the Board of Directors who are employees do not receive additional cash compensation for service on the Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2)	All Other Compensation	Total ($)
Emil D. Bennett	$12,200	$15,869	$—	$28,069
John N. Burdette	$12,600	$19,043	$—	$31,643
J. Denham Crum	$11,400	$15,869	$—	$27,269
George E. Dredden, Jr.(3)	$7,700	$15,869	$—	$23,569
William S. Fout	$10,900	$15,869	$—	$26,769
Helen G. Hahn	$11,500	$15,869	$—	$27,369
William J. Kissner	$10,900	$15,869	$—	$26,769
Kenneth G. McCombs	$11,300	$15,869	$—	$27,169
Farhad Memarsadeghi	$12,100	$15,869	$—	$27,969
Raymond Raedy	$12,600	$19,043	$—	$31,643

(1)
Represents the grant date fair value of option awards received during 2010. Please refer to note 10 to the Company's Consolidated Financial Statements for the year ended December 31, 2010 for a discussion of the assumptions used in calculating the grant date fair value.

(2)
At December 31, 2010, the non-employee directors had outstanding option awards, vested and unvested, to purchase shares of common stock as follows: Mr. Bennett–5,000; Mr. Burdette–6,000; Mr. Crum–16,920; Mr. Fout–16,920; Mrs. Hahn–5,000; Mr. Kissner–16,920; Mr. McCombs–16,920; Mr. Memarsadeghi–5,000; Mr. Raedy–17,160.

(3)
Mr. Dredden passed away in September 2010.

        During 2010, the non-employee directors of the Bank received a retainer fee in the amount of $6,000, a fee of $400 for each monthly Board of Directors meeting and a fee of $100 for each committee meeting. Each director, other than Messrs. Burdette and Raedy, was also granted options to purchase 5,000 shares of common stock, at an exercise price of $11.35 per share, which was $0.05 above the closing market price on the date of grant. Messrs. Burdette and Raedy each received an award of options to purchase 6,000 shares of common stock, having the same terms. These awards vest in three installments, 30% upon grant, 30% on the first anniversary of grant and the balance on the second anniversary of grant. The directors did not receive any additional compensation for the Company's Board of Directors or committee meetings. Directors may elect to defer receipt of director fees and bonus under the Frederick County Bank Executive and Director Deferral Compensation Plan, discussed below. To date, no director has deferred any amount.

        The fees paid for director board meetings and committee meetings are based on comparable amounts paid by other financial institutions in the Company's geographic market area. Bonuses, if any, are discretionary, and are based on the extent to which the Bank achieves annual performance objectives including net income and return on equity goals. The bonus pool is determined in the same manner as the employee plan and is distributed based on the percentage of board meetings attended by each director as compared to the total number of board meetings for the entire board of directors as a group. In 2010, no bonuses were paid to the Company's directors.

 EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

        The following table sets forth a comprehensive overview of the compensation for Mr. Lapera, the President and CEO of the Company, and Mr. Talley, the EVP, CFO & COO of the Company, the only executive officers who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2010, referred to as our "named executive officers."

Summary Compensation Table

	Annual Compensation
				All Other Compensation($)		Option Award($)(2)
Name and Principal Position	Year	Salary	Bonus(1)				Total
Martin S. Lapera, Director,	2010	$225,080	$—	$22,546	(3)	$63,476	$311,102
President and Chief Executive	2009	$208,531	$—	$15,679	(4)	$—	$224,210
Officer of the Company and the Bank
William R. Talley, Jr.,	2010	$174,047	$—	$14,765	(5)	$31,738	$220,550
Executive Vice President, Chief	2009	$165,550	$—	$9,336	(6)	$—	$174,886
Financial Officer and Chief
Operating Officer of the Company and the Bank

(1)
Amounts shown as bonus compensation accrue in the year indicated and are paid in the following year.

(2)
Represents the grant date fair value of awards of options granted during 2010. Please refer to note 10 to the Company's Consolidated Financial Statements for the year ended December 31, 2010 for a discussion of the assumptions used in calculating the grant date fair value.

(3)
Includes $9,140 in 401(k) matching contributions, $10,000 car allowance and $3,407 insurance premiums.

(4)
Includes $2,272 in 401(k) matching contributions, $10,000 car allowance and $3,407 insurance premiums.

(5)
Includes $7,238 in 401(k) matching contribution, $5,000 car allowance, and $2,527 insurance premiums.

(6)
Includes $1,809 in 401(k) matching contributions, $5,000 car allowance and $2,527 insurance premiums.

        During 2010, the Company granted stock options to the named executive officers. The Company does not maintain any non-equity incentive plans or compensation programs (other than discretionary bonuses), and does not maintain any defined benefit retirement plans. While the Company maintains a deferred compensation plan under which named executive officers may defer receipt of compensation, no amounts have been deferred under the 2011 Plan by any named executive officer, and as such, no executive officer received any income on any deferred compensation during 2010.

 Grants of Plan-Based Awards

        The following table presents information regarding awards made during 2010 to the named executive officers under the Company's 2001 Stock Option Plan.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Martin S. Lapera	4/13/2010	20,000	$11.35	$63,476
William R. Talley, Jr.	4/13/2010	10,000	$11.35	$31,738

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Martin S. Lapera	21,920	(1)	—	—	$10.00	10/18/2011
	6,000	(2)	14,000(3)	—	$11.35	4/13/2020
William R. Talley, Jr.	16,920	(1)	—	—	$10.00	10/18/2011
	3,000	(4)	7,000(5)	—	$11.35	4/13/2020

(1)
Vested 30% in 2001, 30% in 2002 and 40% in 2003.

(2)
Vested upon grant.

(3)
Vests as follows: 6,000 on April 13, 2011 and 8,000 on April 13, 2012.

(4)
Vested upon grant.

(5)
Vests as follows: 3,000 on April 13, 2011 and 4,000 on April 13, 2012.

        The Company's 2001 Stock Option Plan does not provide for the grant of any equity based awards other than stock options. There were no options exercised by any of the named executive officers in 2010.

        Base Salary.    Changes for base compensation for 2010 were effective April 1, 2010. Mr. Lapera's salary was increased by $18,294 (or 8.6%) to $230,018. The base salary of the other named executive officer, William R. Talley, Jr., EVP, CFO and COO, was increased by $7,256 (or 4.3%) to $176,000.

        Bonuses.    Bonuses are discretionary and are generally granted to named executive officers based on the extent to which the Bank achieves annual performance objectives as established by the Board of Directors. Bank performance objectives include net income and return on equity goals. Bonuses are accrued throughout the year and are generally paid before the end of January in the subsequent year.

        In 2010, there were no bonuses paid to the Company's named executive officers because the goals were not met.

        Stock Options.    To date, the Company believes that the granting of options, the only form of equity based award permitted under the 2001 Stock Option Plan, is the most appropriate form of long-term compensation to executive officers, since it believes that equity interests in the Company held by executive officers aligns the interests of shareholders and management. This approach is designed to provide incentives for the creation of shareholder value over the long term since the full benefit of this component of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. Stock option grants are discretionary and are limited by the terms and conditions of the Company's 2001 Stock Option Plan. During 2010 Mr. Lapera was awarded options to purchase

20,000 shares of common stock, and Mr. Talley was awarded options to purchase 10,000 shares of common stock. At the meeting, shareholders are being asked to approve a new stock incentive plan that would permit the grants of shares of restricted stock and awards of restricted stock units, in addition to stock options. See "Proposal 2—Approval of the 2011 Stock Incentive Plan."

        All Other Compensation.    All other compensation for the named executive officers includes 401(k) matching contributions, car allowances and insurance premiums. The 401(k) matching contributions for all eligible employees of the Company in 2010 and 2009 was 100% of the first 4% of compensation. However, the matching contribution for all employees was suspended as of April 1, 2009 for the remainder of the year. It was reinstituted on January 1, 2010. The car allowance has been based on amounts paid by other companies for this benefit. The insurance premiums are for short-term disability, long-term disability and supplemental life insurance. These amounts for Mr. Lapera during 2010 are as follows: $9,140 in 401(k) matching contributions, $10,000 car allowance and $3,407 insurance premiums. These amounts for Mr. Talley during 2010 are as follows: $7,238 in 401(k) matching contributions, $5,000 car allowance and $2,527 insurance premiums.

Employment Agreements and Benefit Plans

        Employment Agreements.    Mr. Lapera has an employment agreement with the Company pursuant to which he serves as President and Chief Executive Officer of the Company. Mr. Lapera's agreement, as amended, runs until October 1, 2013. Under his agreement, Mr. Lapera is entitled to an annual base salary of $230,018 for 2011. He is also entitled to $800,000 of Company paid life insurance (at standard rates), and participation in all other health, welfare, benefit, stock option and bonus plans, if any, generally available to officers or employees of the Company.

        Mr. Talley has an employment agreement with the Company pursuant to which he serves as Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company. Mr. Talley's agreement, as amended, runs until October 1, 2013. Under his agreement, Mr. Talley is entitled to an annual base salary of $176,000 for 2011. He is also entitled to $600,000 of Company paid life insurance (at standard rates), and participation in all other health, welfare, benefit, stock option and bonus plans, if any, generally available to officers or employees of the Company.

        If either Mr. Lapera's or Mr. Talley's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), they would be entitled to receive continued payment of base salary through the end of the term of their agreements, and continued car allowance, life insurance and health and disability insurance benefits for the remainder of the term, subject to their compliance with certain non-compete provisions of the employment agreements. If their employment were terminated under such circumstances as of December 31, 2010, their continued payments would be based on their current salaries of $230,018 and $176,000 for Mr. Lapera and Mr. Talley, respectively, and they would receive approximately $693,050 and $530,750, respectively. Under the non-compete provisions of the their agreements, following such a termination, Mr. Lapera and Mr. Talley have agreed that for 180 days after their last day of employment they will not, directly or indirectly, in any capacity render any services to a bank or savings and loan or a holding company of a bank or savings and loan with respect to any office, branch or other facility located within a thirty-five (35) mile radius of the Bank's headquarters, and will not induce or attempt to induce any person that has a business relationship with the Bank or any of its subsidiaries and affiliates to discontinue, terminate or reduce the extent of their relationship with the Bank or to take any action that would disrupt or otherwise be disadvantageous to any such relationship.

        In the event of termination of their employment, or material reduction in their compensation or position or responsibilities within 120 days after a change in control, or the voluntary termination of employment within the 30 day period following such 120 day period after a change in control, Mr. Lapera and Mr. Talley would be entitled to receive lump sum payments equal to 2.99 times their base salaries, plus health insurance premiums for a twelve month period following termination, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment." If Mr. Lapera and Mr. Talley were entitled to receive such payments as of December 31, 2010, Mr. Lapera would receive a lump sum payment of approximately $637,155, and Mr. Talley would be entitled to receive a lump sum payment of approximately $503,783.

        Employee Benefit Plans.    The Company provides a benefit program, which includes health and dental insurance, life and long term and short-term disability insurance, a 401(k) plan for substantially all full time employees, and an Executive and Director Deferred Compensation Plan. The Company also maintains the 2001 Stock Option Plan, and has proposed the 2011 Stock Incentive Plan for approval by shareholders at the meeting.

        401(k) Profit Sharing Plan.    The Company has a Section 401(k) profit sharing plan (the "401(k) Plan") covering employees meeting certain eligibility requirements as to minimum age and years of service. Employees may make voluntary contributions to the 401(k) Plan through payroll deductions on a pre-tax basis. The Company may make discretionary contributions to the 401(k) Plan based on the Company's earnings. The Company's contributions are subject to a vesting schedule (20 percent per year) requiring the completion of five years of service with the Company before these benefits are fully vested. A participant's account under the 401(k) Plan, together with investment earnings thereon, is normally distributable following retirement, death, disability or other termination of employment, in a single lump-sum payment. The Company made $123,000 in contributions to the 401(k) Plan in 2010.

        Deferred Compensation Plan.    On January 28, 2002, the Board of Directors of the Bank approved the Frederick County Bank Executive and Director Deferred Compensation Plan (the "Plan"). The 2011 Plan was effective January 1, 2002 for certain executive employees and directors of the Bank. The purpose of the 2011 Plan is to (1) allow participants an opportunity to elect to defer the receipt of compensation ("Participant Compensation Deferral"), and (2) provide a vehicle for the Bank to credit amounts on a tax deferred basis for employee participants ("Employer Contribution Credit"). Compensation eligible for deferral include base salary, bonuses and director fees. Employer Contribution Credits are subject to various vesting restrictions and are available solely to Plan participants who are employees of the Bank. The 2011 Plan is intended to be a "top hat" plan under various provisions of the Employee Retirement Income Security Act of 1974, as amended.

        Each Plan participant's account will be adjusted for credited interest or increases or decreases in the realizable net asset value, as applicable, of the designated deemed Plan investments. Benefit payments under the 2011 Plan, which in the aggregate equal the participant's vested account balance, will be paid in a lump sum or in five or ten substantially equal, annual installments, commencing on the date or dates selected by the 2011 Plan's participants. There were no amounts deferred by any director or named executive officer, or any Employer Contribution Credits awarded in 2010.

        Stock Option Plan.    The Company maintains the 2001 Stock Option Plan, adopted by shareholders at the 2002 annual meeting, to attract, retain, and motivate key officers and directors of the Company by providing them with a stake in the success of the Company as measured by the value of its shares.

        The 2001 Stock Option Plan (the "2001 Plan") is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of not less than three (3) members of the Board who are not employees. The Corporate Governance and Compensation Committee performs the functions of the Committee under the 2001 Plan. In the absence at any time of a duly appointed Committee, the 2001 Plan will be administered by the full Board of Directors.

        The purpose of the 2001 Plan is to advance the interests of the Company by providing directors and selected key employees of the Company with the opportunity to acquire shares of common stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and key employees of the Company and any affiliate to promote the success of the business as measured by the value of its shares, and to increase the commonality of interests among directors, key employees and other shareholders.

        Under the 2001 Plan, 260,000 shares of common stock may be issued upon the exercise of "Options" granted under the 2001 Plan. As of December 31, 2010, the Company had Options for the purchase of 235,430 shares of common stock issued and outstanding under the 2001 Plan. As of the date hereof, options to acquire 5,240 shares of common stock remain available for issuance pursuant to the 2001 Plan. Shareholders are being asked to vote to approve a new equity based compensation plan at the meeting. If the new plan is approved, the 2001 Plan will be terminated, and no additional options may be issued thereunder.

        Under the 2001 Plan, the Committee may grant incentive stock options ("ISOs") or non-incentive stock options ("Non-ISOs") to such key employees as the Committee may designate, and may grant Non-ISOs to directors of the Company. ISOs and Non-ISOs are collectively referred to as "Options." In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the 2001 Plan, the affected terms of all outstanding Options, and the aggregate number of shares of common stock remaining available for grant under the 2001 Plan. If any Option expires, becomes unexercisable or is forfeited for any reason without having been exercised or becoming vested in full, the shares of common stock subject to such Options will be available for the grant of additional Options unless the 2001 Plan has expired or otherwise been terminated.

        The exercise price of Options may not be less than 100% of the fair market value of the common stock on the date of grant. In the case of an optionee who owns more than 10% of the outstanding common stock on the date of grant, the option price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the common stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company) exceeds $100,000, the Options will be treated as Non-ISOs, and not as ISOs. A Participant may, under the 2001 Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered.

        The 2001 Plan has a term of 10 years from October 18, 2001, its effective date, after which date no Options may be granted. The maximum term for an Option is 10 years from its date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the common stock on the date of grant.

TRANSACTIONS WITH RELATED PARTIES

        During the past two fiscal years, the Company has had, and the Company expects to have in the future, banking transactions in the ordinary course of business with its directors and officers, and other related parties. These transactions have been made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with unaffiliated parties. The extensions of credit to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2010 and 2009, loans to directors and officers and their related parties, including loans guaranteed by such persons, aggregated $2.74 million and $3.40 million, respectively, which represented approximately 11.81% and 15.63% of shareholders' equity, respectively. None of these loans or other extensions of credit are disclosed as nonaccrual, past due, restructured or potential problem loans.

        The Company entered into a lease in July 2003 for approximately 3,800 square feet of office space owned by a limited liability company of which Messrs. Burdette, Lapera and Raedy are members. The lease term commenced on July 10, 2003 and will expire on July 10, 2011. Under this lease, monthly payments for the period July 10, 2010 to July 9, 2011 are $5,227. The lease payments for this lease were $61,231 in 2010 and $58,315 in 2009. The Company entered into a second lease in February 2005 for approximately 2,418 square feet of office space with the same limited liability company. The lease term commenced on February 1, 2005 and will expire on January 31, 2015. Under this lease, the monthly payments for the period February 1, 2010 to January 31, 2011 are $3,329. Subsequent twelve-month periods are subject to a three percent increase. The lease payments for this lease were $38,687 in 2010 and $37,560 in 2009. The Company also entered into a third lease in August 2008 for approximately 2,972 square feet of office space with the same limited liability company. The lease term commenced on August 1, 2008 and will expire on July 31, 2013. Under this lease, the current monthly payments are $3,839 with subsequent twelve-month periods subject to a three percent increase. The lease payments for this lease were $46,066 in 2010 and $46,066 in 2009. The Company believes that the lease is on terms which are at least as favorable to the Company as could be obtained in a transaction with an unaffiliated third party.

        Under the Company's Corporate Governance policy, the Corporate Governance and Compensation Committee is required to review all related party transactions, excluding insider loans, which are approved by the full Board of Directors, and with any interested director not participating in the approval process, for potential conflicts of interest. All related party transactions relationships must be on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arms' length. To the extent such transactions are ongoing business relationships with the Company, such transactions are reviewed annually. Related party transactions are those involving the Company and the Bank, which are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

        The Company maintains written policies and procedures to strictly control all loans to insiders in accordance with Federal law (Regulation O). Insiders include any executive officer, director, or principal stockholder and entities which such persons control. All loans and commitments to make loans to such persons by the Bank were made in the normal course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than a normal risk of collectability or present other unfavorable features.

PROPOSAL 2—APPROVAL OF THE 2011 STOCK INCENTIVE PLAN

        At the meeting, the shareholders are being asked to approve the Company's 2011 Stock Incentive Plan (the "2011 Plan"). The Board of Directors has adopted and approved the 2011 Plan, subject to approval by the Bank's shareholders. All statements made herein regarding the 2011 Plan, which are only intended to summarize the 2011 Plan, are qualified in their entirety by reference to the 2011 Plan a copy of which is included as Exhibit A to this proxy statement.

Purpose of the 2011 Plan

        The purpose of the 2011 Plan is to advance the interests of the Company by providing selected key employees of the Company, the Bank and their affiliates, and directors, with the opportunity to acquire shares of common stock. By encouraging such stock ownership, the Bank seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and key employees of the Bank and any affiliate to promote the success of the business as measured by the value of its shares, and to align the interests of key employees, directors and other shareholders.

        The 2011 Plan, which has been approved by the Board of Directors, subject to shareholder approval, provides that awards of options, and shares of restricted stock and restricted stock units may be granted over the ten years following the 2011 Plan's adoption by the shareholders. The maximum number of shares with respect to which awards may be made is 250,000 shares of common stock, subject to adjustment for certain corporate events. The Board of Directors believes that it is important to have the ability to make equity based compensation awards to employees and directors in order to insure that the Company can hire, keep and motivate the quality of employees and directors that are necessary to the Company's future development, growth and success.

        If approved, the 2011 Plan will replace the 2001 Plan, and no further awards will be granted under the 2001 Plan. Options issued under the 2001 Plan will continue in effect and will be subject to the requirements of that plan, but no new options will be granted under it. A more detailed discussion of the material features of the 2011 Plan follows. All statements made herein regarding the 2011 Plan, which are only intended to summarize the 2011 Plan, are qualified in their entirety by reference to the 2011 Plan.

Description of the 2011 Plan

        Administration.    The 2011 Plan is administered by a committee (the "Committee"), appointed by the Board of Directors of the Company, consisting of not less than three (3) members of the Board. Members of the Committee must be Independent Directors within the meaning of the listing requirements of Nasdaq, and Non-Employee Directors, and serve at the pleasure of the Board of Directors. In the absence at any time of a duly appointed Committee, the 2011 Plan will be administered by the Corporate Governance and Compensation Committee.

        Subject to the terms of the 2011 Plan, the Committee has the authority to select participants and to grant options restricted stock and restricted stock units under the 2011 Plan, to determine the terms of those awards, and otherwise to administer and interpret the 2011 Plan. Decisions of the Committee are final and conclusive, subject to the terms of the 2011 Plan. Members of the Committee will be indemnified to the full extent permissible under the Bank's Articles of Incorporation and Bylaws in connection with any claims or other actions relating to any action taken under the 2011 Plan.

        Eligible Persons; Types of Awards.    Under the 2011 Plan, the Committee may grant incentive stock options ("ISOs"), non-incentive stock options ("Non-ISOs" and together with ISOs, "options"), shares of restricted stock and restricted stock units to such employees as the Committee may designate, and may grants Non-ISOs, shares of restricted stock and restricted stock units to directors of the Company, the Bank, and their affiliates.

        Financial Effects of Awards.    The Company will receive no monetary consideration for the granting of Options under the 2011 Plan. It will receive no monetary consideration other than the option exercise price for shares of common stock issued to optionees upon the exercise of their Options. Except to the extent the Committee provides in an agreement reflecting an award of restricted stock or restricted stock units, the Company will not receive any monetary consideration for the issuance of restricted stock.

        The Company is required to accrue compensation expense for the grant of Options or other equity based instruments such as restricted stock and restricted stock units. Generally, the measurement date of the expense is the date of grant, subject to adjustment over the vesting or performance period for the award.

        Shares Available for Grants.    The 2011 Plan provides for the issuance of up to 250,000 shares of common stock upon the exercise of options, representing 17% of the number of shares currently outstanding. Together with outstanding options under the 2001 Plan, shares subject to issuance under the Company's equity compensation plans will constitute approximately 33% of the currently outstanding shares, and 25% of the outstanding shares assuming the exercise and issuance of all shares under the Company's compensation plans. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the number and kind of shares of stock as to which awards may be granted under the 2011 Plan, the affected terms of all outstanding awards, and the aggregate number of shares of common stock remaining available for grant under the 2011 Plan will be adjusted. Upon any such adjustment any fractional share which the optionee would be entitled to exercise the option for will be cancelled, without compensation. If awards should expire, become unexercisable, or be forfeited for any reason without having been exercised or become vested in full, the shares of common stock subject to such awards shall, unless the 2011 Plan shall have been terminated, be available for the grant of additional awards under the 2011 Plan.

        Duration of the 2011 Plan and Grants.    The 2011 Plan has a term of 10 years from the date on which the shareholders approve the 2011 Plan, which is its effective date, after which date no awards may be granted. The maximum term for an award is ten years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the common stock on the date of grant. The expiration of the 2011 Plan, or its termination by the Committee, will not affect any award then outstanding.

        Options.    The exercise price of the options may not be less than 100% of the fair market value of the common stock on the date of grant. In the case of an employee who owns more than 10% of the outstanding common stock on the date of grant, the exercise price of an ISO may not be less than 110% of fair market value of the shares at the time the ISO is granted. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the common stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the options will be treated as Non-ISOs, and not as ISOs. Neither the Board nor the Committee may reprice any option unless the repricing is approved in advance by the shareholders of the Company. For purposes of the 2011 Plan, repricing is defined by reference to the rules of the New York Stock Exchange ("NYSE") or Nasdaq. The NYSE defines repricing to include lowering the exercise price of an option after grant; canceling an option when its exercise price exceeds the fair market value of the underlying stock, in exchange for another option, restricted stock or other equity, or any other action treated as a repricing under generally accepted accounting principles.

        If the common stock is listed on a national securities exchange (including any level of The Nasdaq Stock Market) on the date in question, then the market value per share will be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the exercise price will be not less than the mean between the bid and asked prices on such date. If the common stock is traded otherwise than on a national securities exchange on the date in question, then the market value per share will be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share will be its fair market value as determined by the Committee, in its sole and absolute discretion, in a manner consistent with the applicable provisions of law and regulation.

        Exercise of Options.    The exercise of options will be subject to the terms and conditions established by the Committee in a written agreement between the Committee or Company and the optionee.

        In the absence of Committee action to the contrary, an otherwise unexpired ISO shall cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the 2011 Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or (iii) the date one year after an employee terminates service due to permanent and total disability. Following termination of service due to death, the unexpired option may be exercised within two years from the date of death.

        An otherwise unexpired Non-ISO shall cease to be exercisable upon (i) the optionee's termination of employment or position as a director for "just cause" (as defined in the 2011 Plan), (ii) the date three months after a non-director employee terminates service for a reason other than just cause, death, or disability or one year after a director terminates service for a reason other than just cause, death, or disability, or (iii) the date two years after the optionee terminates service due to permanent and total disability or death. Notwithstanding the provisions of any option that provides for its exercise in installments, such option shall become immediately exercisable upon the optionee's death or termination of service as a result of permanent and total disability.

        In no event will any option be exercisable after its expiration date, as to fractional shares of common stock or prior to the optionee's satisfaction of any income tax withholding requirements.

        A participant may exercise options subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the option with respect to a specified number of shares of common stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash of the amount of the exercise price for the number of shares with respect to which the option is then being exercised.

        Restricted Stock and Restricted Stock Units.    Restricted stock is an award of shares of common stock that is subject to forfeiture, restrictions against transfer, meeting specific corporate, divisional or individual performance or achievement standards or goals ("performance based conditions"), or other conditions or restrictions set forth in an award agreement. Restricted stock units are awards of the right to receive shares of common stock upon the satisfaction of conditions set forth in the award agreement. The Committee has discretion at the time of making a restricted stock or restricted stock unit grant to determine a period of up to five years during which the shares granted will be subject to restrictions, and the conditions that must be satisfied in order for the shares of restricted stock to become unrestricted (i.e., vested and nonforfeitable). For example, the Committee may condition vesting upon a recipient's continued employment or upon the recipient's attainment of performance based conditions. However, the minimum vesting period for restricted stock is three years if the vesting is based solely on the passage of time and continued employment, although vesting may occur ratably over such period; and the minimum measurement date for vesting based upon performance criteria is one year. The Committee may determine the percentage of the award which shall vest in the event of death or disability prior to the expiration of the restriction period or the satisfaction of the restrictions applicable to an award. Neither the Committee nor the Board will have the authority, without shareholder approval, to accelerate the vesting period other than in the event of a change-in-control of the Company or the death, disability, or termination of employment of the participant.

        Until a recipient's interest vests, restricted stock and restricted stock units are nontransferable and forfeitable. Nevertheless, the recipient may be entitled to vote shares of restricted stock and to receive dividends and other distributions made with respect to restricted stock grants that are issued subject to forfeiture in the event that the vesting conditions are not met, as opposed to shares that are issued only upon satisfaction of the conditions. To the extent that a recipient becomes vested in restricted stock and has satisfied applicable income tax withholding obligations, the Company will deliver unrestricted shares of common stock to the recipient. At the end of the restriction period, the recipient will forfeit any issued shares of restricted stock as to which the recipient did not earn a vested interest during the restriction period.

        Change in Control.    Upon a change in control, all awards are immediately exercisable and fully vested. At the time of a change in control that does not constitute a "transaction", the participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the common stock subject to an option over the exercise price of such option, in exchange for the cancellation of such options. Notwithstanding the previous sentence, in no event may an option be cancelled in exchange for cash, within the six-month period following the date of its grant.

        In the event of a "transaction", all awards of options, restricted stock and restricted stock units must be surrendered, and with respect to each award surrendered, the Board will in its sole and absolute discretion determine whether the holder of the surrendered award will receive: (1) an award for the number and kind of shares into which each outstanding share (other than shares held by dissenting shareholders) is changed or exchanged, together with an appropriate adjustment to the exercise price; (2) the number and kind of shares into which each outstanding share (other than shares held by dissenting shareholders) is changed or exchanged in the transaction that are equal in market value to the excess of the market value on the date of the transaction of the shares subject to the option, over the exercise price; or (3) a cash payment (from the Company or the successor corporation) in an amount equal to the excess of the market value on the date of the transaction of the shares subject to the option over the exercise price.

        A change in control under the 2011 Plan means any one of the following events: (1) any consolidation, merger, share exchange, or similar transaction relating to the Company, or pursuant to which shares of the Company's capital stock are converted into cash, securities of another entity and/or other property, other than a transaction in which the holders of the Company's voting stock immediately before such transaction shall, upon consummation of such transaction, own at least fifty percent of the voting power of the surviving entity, (2) any sale of all or substantially all of the assets of the Company, other than a transfer of assets to a related person which is not treated as a change in control event under applicable treasury regulations, (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) where over a twelve month period, a majority of the members of the Board are replaced by directors whose appointment or election was not endorsed by a majority of the members of the Board in office prior to such appointment or election. A change in control does not include acquisition of ownership or control of voting securities of the Company by an employee benefit plan sponsored by the Company or Bank; acquisition of voting securities by the Company through share repurchase or otherwise; or acquisition by an exchange of voting securities with a successor to the Company in a reorganization, such as a reincorporation, that does not have the purpose or effect of significantly changing voting power or control. The decision of the Committee as to whether a change in control has occurred is conclusive and binding, subject to the terms of the 2011 Plan. "Transaction" means (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets. No adjustment upon a change in control, a "transaction" or otherwise may be made in such a manner as to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs. If, by reason of any such adjustments, an optionee becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the option before the adjustment was made.

        Nontransferability.    ISOs, restricted stock and restricted stock units may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Non-ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a qualified domestic relations order, or, in the sole discretion of the Committee, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes.

        Conditions on Issuance or Sale of Shares.    The Committee has the authority to impose restrictions on shares issued under the 2011 Plan that it deems appropriate or desirable, including the authority to impose a right of first refusal, to establish repurchase rights, or to provide for the mandatory exercise or forfeiture of any outstanding options in the event that the Company's primary federal banking regulator directs the Company to so require if the Company does not meet minimum regulatory capital requirements.. The Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that an optionee or grantee make certain representations or warranties. In addition, no shares that have been acquired upon exercise of an option may be sold or otherwise disposed of (except by gift or upon death) before the end of a six-month period that begins on the date the option was granted.

        Amendment and Termination of the 2011 Plan.    The Board may from time to time amend the terms of the 2011 Plan and, with respect to any shares at the time not subject to options, suspend or terminate the 2011 Plan. Shareholder approval is required for an amendment that would increase the number of shares subject to the 2011 Plan or that would extend the term of the 2011 Plan, or to make any other change which may be required under the listing requirements of any national securities exchange upon which the Bank's common stock is listed. No amendment, suspension or termination of the 2011 Plan will, without the consent of any affected holders of an option, alter or impair any rights or obligations under the option.

Federal Income Tax Consequences

        ISOs.    An employee recognizes no taxable income upon the grant of ISOs. If the optionee holds the option shares for at least two years from the date the ISO is granted and one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of such ISO is taxed as long-term capital gain. However, the difference between the fair market value of the stock at the date of exercise and the exercise price of the ISO will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If the employee disposes of the shares before the expiration of either of the special holding periods, the disposition is a "disqualifying disposition." In this event, the employee will be required, at the time of the disposition of the stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

        The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability under the alternative minimum tax. However, if the employee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount, subject to federal income tax limitations on annual executive compensation deductions.

        Non-ISOs.    In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO, subject to federal income tax limitations on annual executive compensation deductions.

        Restricted Stock and Restricted Stock Units.    The recipient of restricted stock and restricted stock units will not have taxable income upon grant, except that the recipient may elect to be taxed at the time of grant. Unless an election is made to be tax as of the time of grant, the recipient of restricted stock and restricted stock units will have ordinary income at the time of vesting of the shares subject to the award. The Company will be entitled to a business expense deduction in the same amount, subject to federal income tax limitations on annual executive compensation deductions.

Recommendation and Vote Required

        The Board of Directors has determined that the 2011 Plan is desirable, cost effective and produces incentives which will benefit the Company and its shareholders. The Board of Directors is seeking shareholder approval of the 2011 Plan in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of incentive stock options, and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

        Approval of the 2011 Plan requires the favorable vote of a majority of the votes cast at the meeting on the proposal (assuming the existence of a quorum at the Meeting). The Board of Directors recommends a vote "FOR" approval of the 2011 Plan.

 PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Stegman & Company ("Stegman") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2011. The Company has been advised by Stegman that neither that firm nor any of its associates has any relationship with the Company, other than the usual relationship that exists between independent accountants and clients. Stegman audited the financial statements of the Company for the year ended December 31, 2010. Representatives of Stegman are expected to be present at the meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire. Services provided to the Company and its subsidiaries by Stegman in 2010 are described under "Fees Paid to Independent Accounting Firm" below. Additional information regarding the Audit Committee is provided in the Report of the Audit Committee and under the caption "Election of Directors—Meetings, Committees and Procedures of the Board of Directors."

        The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Stegman as the Company's independent registered public accounting firm. The affirmative vote of a majority of votes cast on the proposal is required for adoption of the ratification of the appointment of the independent registered public accounting firm. If the shareholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain Stegman, and may retain Stegman or another firm, without resubmitting the matter to shareholders.

Fees Paid to Independent Accounting Firm

        The following table presents fees for professional services rendered by Stegman for the audit of the Company's annual consolidated financial statements for the years ended December 31, 2010 and 2009 and fees billed for other services rendered by Stegman. Except as set forth below, Stegman did not bill the Company for any other product or services during the years presented.

	2010	2009
Audit Fees(1)	$68,860	$65,926
Audit-Related Fees(2)	—	—
Tax Services(3)	5,500	5,200

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company's consolidated financial statements and review of consolidated financial statements included in the Company's quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees are fees for professional services rendered for technical accounting consulting and research.

(3)
Tax services fees consist of compliance fees for the preparation of federal and state tax returns.

        None of the engagements of Stegman to provide services other than audit services was made pursuant to the "de minimus" exception to the pre-approval requirement contained in the rules of the Securities and Exchange Commission and the Company's audit committee charter.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

        Based solely upon the Company's review of the copies of the forms which it has received, and written representations from the Company's directors and executive officers, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that Mr. Memarsadeghi had one report containing one transaction that was filed late.

COSTS OF SOLICITATION

        The cost of the proxy solicitation is being borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, by officers, regular employees or directors of the Company, who will not be compensated for any such services.

        Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

FORM 10-K ANNUAL REPORT

        The Company will provide to any shareholder solicited hereby, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission, upon written request. Requests should be directed to William R. Talley, Jr., Executive Vice President, Chief Financial Officer and Chief Operating Officer, Frederick County Bancorp, Inc., P.O. Box 1100, Frederick, Maryland 21702-0100.

 SHAREHOLDER PROPOSALS

        All shareholder business proposals intended to be presented at the 2012 Annual Meeting of Shareholders must be received by the Company at the Company's principal office in writing not later than November 5, 2011 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. The Company must receive written notice of any shareholder proposal or nomination to be acted upon at the next annual meeting, for which inclusion in the Company's proxy materials is not sought, not less than 30 days or more than 60 days prior to the 2012 Annual Meeting of Shareholders, which will be held on or about April 10, 2012.

 OTHER BUSINESS

        The Board of Directors knows of no matters to be presented for action at the meeting other than those mentioned above. However, if any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their best judgment.

By Order of the Board of Directors
FREDERICK COUNTY BANCORP, INC.

March 4, 2011	Raymond Raedy, Secretary

 Exhibit A

FREDERICK COUNTY BANCORP, INC.
2011 STOCK INCENTIVE PLAN

        1.    Purpose of the Plan.    The purpose of this Frederick County Bancorp, Inc. 2011 Stock Incentive Plan (the "Plan") is to advance the interests of the Company by providing directors and selected key employees of the Company, the Bank and their Affiliates with the opportunity to acquire Shares. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and key employees of the Company and its Affiliates to promote the success of the business as measured by the value of its Shares; and generally to increase the commonality of interests among directors, key employees, and other shareholders.

        Upon approval of this Plan by shareholders of the Company, the Plan shall replace the Company's 2001 Stock Option Plan (the "2001 Plan"), which shall be terminated as of that time. Following such termination, Options granted under the 2001 Plan shall continue in effect, and shall be subject to the provisions of the 2001 Plan, but no new options may be granted under the 2001 Plan.

        Definitions.    In this Plan:

  (a)
  "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

  (b)
  "Agreement" means a written agreement entered into in accordance with Section 5(c).

  (c)
  "Awards" means, collectively Options, Restricted Stock and Restricted Stock Units, unless the context clearly indicates a different meaning.

  (d)
  "Bank" means Frederick County Bank.

  (e)
  "Bank Board" means the Board of Directors of the Bank.

  (f)
  "Board" means the Board of Directors of the Company.

  (g)
  "Change in Control" means any one of the following events occurring after the Effective Date: (1) any consolidation, merger, share exchange, or similar transaction relating to the Company, or pursuant to which shares of the Company's capital stock are converted into cash, securities of another entity and/or other property, other than a transaction in which the holders of the Company's voting stock immediately before such transaction shall, upon consummation of such transaction, own at least fifty percent (50%) of the voting power of the surviving entity, (2) any sale of all or substantially all of the assets of the Company, other than a transfer of assets to a related person which is not treated as a change in control event under §1.409A-3(i)(5)(vii)(B) of the US Treasury Regulations, (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) where over a twelve month period, a majority of the members of the Board are replaced by directors whose appointment or election was not endorsed by a majority of the members of the Board in office prior to such appointment or election. For purposes of this subsection only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding. A change in control does not include acquisition of ownership or control of voting securities of the Company by an employee benefit plan sponsored by the Company or; acquisition of voting securities by the Company through share repurchase or otherwise; or acquisition by an exchange of voting securities with a successor to the Company in a reorganization, such as a reincorporation, that does not have the purpose or effect of significantly changing voting power or control. The decision of the Committee as to whether a change in control has occurred is conclusive and binding, subject to the terms of the Plan.

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  (h)
  "Code" means the Internal Revenue Code of 1986, as amended to date or hereafter.

  (i)
  "Committee" means the Stock Option Committee appointed by the Board in accordance with Section 5(a) hereof.

  (j)
  "Common Stock" means the common stock, par value $0.01 per share, of the Company.

  (k)
  "Company" means Frederick County Bancorp, Inc.

  (l)
  "Continuous Service" means the absence of any interruption or termination of service as an Employee or director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor.

  (m)
  "Director" means a member of the Board.

  (n)
  "Effective Date" means the date specified in Section 14 hereof.

  (o)
  "Employee" means any person employed by the Company or by an Affiliate.

  (p)
  "Exercise Price" means the price per Optioned Share at which an Option may be exercised.

  (q)
  "Independent Director" means a Director who is an independent director as defined for purposes other than audit committee service in the listing standards and regulations of The Nasdaq Stock Market, or if the Company's Common Stock is primarily traded on a national securities exchange other than The Nasdaq Stock Market (including any level or submarket thereof), then the listing standards and regulations of such other national securities exchange. Not in limitation of the foregoing, all Independent Directors must be Non-Employee Directors.

  (r)
  "ISO" means an option to purchase Common Stock that meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

  (s)
  "Just Cause" has the meaning set forth for "cause," "just cause" or similar phrase, in any unexpired employment or severance agreement between the Participant and the Company and/or any Affiliate, or, in the absence of any such agreement, means termination (in the Board's sole discretion) because of the Participant's personal dishonesty, moral turpitude, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than misdemeanor traffic violations or similar offenses) or final cease-and-desist order.

  (t)
  "Market Value" means the fair market value of the Common Stock, as determined under Section 7(b) hereof.

  (u)
  "Non-Employee Director" means any member of the Board who, at the time discretion under the Plan is exercised, is a "Non-Employee Director" within the meaning of Rule 16b-3.

  (v)
  "Non-ISO" means an option to purchase Common Stock that meets the requirements set forth in the Plan but which is not intended to be, and is not identified as, an ISO.

  (w)
  "Option" means an ISO or Non-ISO.

  (x)
  "Optioned Shares" means Shares subject to an Option or Award of Restricted Stock granted pursuant to this Plan.

  (y)
  "Outstanding Shares" means the total shares of Common Stock which have been issued and which (a) are not held as treasury shares, and (b) have not been cancelled or retired by the Company.

  (z)
  "Participant" means any person who receives an Award pursuant to the Plan.

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  (aa)
  "Performance Based Award" means an Award, the vesting, exercise or retention of which is subject to or based upon Performance Based Conditions.

  (bb)
  "Performance Based Conditions" means the specific corporate, divisional, or individual performance or achievement standards or goals set forth in an Agreement.

  (cc)
  "Permanent and Total Disability" mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

  (dd)
  "Plan" means the Frederick County Bancorp, Inc. 2011 Stock Incentive Plan.

  (ee)
  "Restricted Stock" means Common Stock that is subject to forfeiture, restrictions against transfer, specific Performance Based Conditions, or other conditions or restrictions set forth in an Agreement.

  (ff)
  "Restricted Stock Unit" means an Award of the right to receive Shares of Common Stock, the grant issuance or vesting of which is subject to such conditions or restrictions, as set forth in an Agreement.

  (gg)
  "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

  (hh)
  "Share" means one share of Common Stock.

  (ii)
  "Transaction" means (i) the liquidation or dissolution of the Company, (ii) a merger, consolidation, share exchange or similar transaction in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets.

2.     Term of the Plan and Awards.

        (a)    Term of the Plan.    The Plan shall continue in effect for a term of ten years from the Effective Date unless sooner terminated pursuant to Section 17. No Award may be granted under the Plan after ten years from the Effective Date.

        (b)    Term of Options.    The Committee shall establish the term of each Option granted under the Plan. No Option may have a term that exceeds 10 years. No ISO granted to an Employee who owns Shares representing more than 10% of the outstanding shares of Common Stock at the time an ISO is granted may have a term that exceeds five years.

3.    Shares Subject to the Plan.    Except as otherwise required by the provisions of Section 11, the aggregate number of Shares deliverable upon the exercise or vesting of Awards shall be 250,000. Optioned Shares may either be authorized but unissued Shares or Shares held in treasury to the extent allowed by Maryland law. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised or become vested in full, the Optioned Shares shall be available for the grant of additional Awards under the Plan, unless the Plan shall have been terminated.

4.     Administration of the Plan.

        (a)    Composition of the Committee.    The Plan shall be administered by the Committee, which shall consist of not less than three (3) members of the Board who are Independent Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Corporate Governance and Compensation Committee of the Board.

        (b)    Powers of the Committee.    Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion: (i) to select Participants and grant Awards; (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, including but not limited to Performance Based Conditions of Performance Based Awards, which need not be identical among Participants granted Awards at the same time; (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or

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advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

        (c)    Agreement.    Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement: (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

        (d)    Effect of the Committee's Decisions.    All decisions, determinations, and interpretations of the Committee shall be final and conclusive on all persons affected thereby. The Committee's determination whether a Participant's Continuous Service has ceased, the effective date thereof, and whether a Performance Based Condition shall have been met in the event of the death or Permanent and Total Disability shall be final and conclusive on all persons affected thereby.

        (e)    Indemnification.    In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's Articles of Incorporation or Bylaws with respect to the indemnification of Directors.

6.     Grant of Options.

        (a)    General Rule.    The Committee, in its sole discretion, may grant ISO's or Non-ISOs to Employees of the Company or its Affiliates and may grant Non-ISOs to Directors or directors of Affiliates.

        (b)    Special Rules for ISOs.    The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate) shall not exceed $100,000. Notwithstanding the prior provisions of this Section, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

7.     Exercise Price for Options.

        (a)    Limits on Committee Discretion.    The Exercise Price as to any particular Option granted under the Plan shall not be less than the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's Outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

        (b)    Standards for Determining Exercise Price.    If the Common Stock is listed on a national securities exchange (including The NASDAQ National Market) on the date in question (or if the date in question is not a trading day, then the first trading day thereafter), then the Market Value per Share shall be not less than the last reported selling price on such exchange on such date, or if there were no

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sales on such date, then the Exercise Price shall be not less than the mean between the closing bid and asked prices on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the closing bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion, in a manner consistent with the Code and the regulations promulgated thereunder.

8.     Exercise of Options.

        (a)    Generally.    Any Option shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement. An Option may not be exercised for a fractional Share. In the event that any adjustment of an Option pursuant to Section 11 or otherwise would result in an Optionee being entitled to exercise for a fractional Share, then upon such adjustment, the number of Shares which may be acquired upon exercise of such Option shall be rounded down to the next whole share, and the Optionee shall not be entitled to any payment, compensation or alternative Award in lieu thereof.

        (b)    Procedure for Exercise.    A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. In connection with the exercise of Options, a Participant shall also deliver to the Company, in accordance with the provisions of Section 19 hereof, an amount sufficient to satisfy all applicable federal, state and local income and employment tax withholding obligations.

        (c)    Period of Exercisability-ISOs.    An ISO may be exercised by a Participant only while the Participant is an Employee and has maintained Continuous Service from the date of the grant of the ISO, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of—

    (1)
    Just Cause, in which case the Participant's rights to exercise such ISO shall expire on the date of such termination;

    (2)
    Death, in which case, to the extent that the Participant would have been entitled to exercise the ISO immediately prior to his death, such ISO of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such ISO shall have passed by will or by laws of descent and distribution;

    (3)
    Permanent and Total Disability, in which case, to the extent that the Participant would have been entitled to exercise the ISO immediately prior to his termination of service as a result of Permanent and Total Disability, such ISO may be exercised within one year from the date of such termination of service as a result of Permanent and Total Disability (but not later than the date on which the ISO would otherwise expire).

        (d)    Period of Exercisability-Non-ISOs.    A Non-ISO may be exercised by a Participant only while the Participant is an Employee, Director or a director of an Affiliate and has maintained Continuous Service from the date of the grant of the Non-ISO, or within three months after termination of such Continuous Service in the case of an Employee who is not a Director, or one year after termination of Continuous Service in the case of a Director or a director of an Affiliate (and in any case not later than the date on which the Option would otherwise expire), except if the Continuous Service terminates by reason of—

    (1)
    Just Cause, in which case the Participant's rights to exercise such Non-ISO shall expire on the date of such termination;

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    (2)
    Death, in which case, to the extent that the Participant would have been entitled to exercise the Non-ISO immediately prior to his death, such Non-ISO of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Non-ISO shall have passed by will or by laws of descent and distribution;

    (3)
    Permanent and Total Disability, in which case, to the extent that the Participant would have been entitled to exercise the Non-ISO immediately prior to his termination of service as a result of Permanent and Total Disability, such Non-ISO may be exercised within two years from the date of termination of service as a result of such Permanent and Total Disability (but not later than the date on which the Non-ISO would otherwise expire).

        (e)    Exercisability at Death or Permanent and Total Disability.    Notwithstanding the provisions of any Option that provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the Participant's death or termination of service as a result of Permanent and Total Disability.

        (f)    Effect of the Committee's Decisions.    The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof shall be final and conclusive on all persons affected thereby.

9.     Restricted Stock and Restricted Stock Units.

        Any Share of Restricted Stock or Restricted Stock Unit which is the subject of an Award shall be subject to the following terms and conditions, and otherwise to such other terms and conditions as are either applicable generally to Awards, or prescribed by the Committee in the applicable Agreement.

        (a)    Restriction Period.    At the time of each Award of Restricted Stock or a Restricted Stock Unit, there shall be established a restriction period (the "Restriction Period"). Such Restriction Period may differ among Participants and may have different expiration dates with respect to portions of the Shares covered by the same Award. In no event (i) may the Performance Based Condition measurement date for a Performance Based Award be less than one year from the date of grant; or (ii) may the Restriction Period for any other Award of Restricted Stock or Restricted Stock Unit be less than three years, provided that restrictions may terminate ratably over the vesting period.

        (b)    Vesting Restrictions.    The Committee shall determine the conditions and restrictions applicable to the Award, including, but not limited to, requirements of Continuous Service for a specified term, or, for Performance Based Awards of Restricted Stock or Restricted Stock Units, the attainment of Performance Based Conditions, which condition and restrictions may differ with respect to each Participant granted an Award at the same time. The Agreement shall provide for forfeiture of Shares covered thereby if the specified conditions and restrictions are not met during the Restriction Period. Awards of Restricted Stock may provide for the issue of Shares upon grant, subject to forfeiture if the specified conditions and restrictions are not met. Restricted Stock Units shall provide for the issuance of Shares only upon the achievement of the conditions and restrictions at the end of the Restricted Period or upon the achievement of the Performance Based Conditions, subject to earlier vesting as provided herein.

        (c)    Vesting upon Death or Permanent and Total Disability.    The Committee shall set forth in the Agreement the percentage of an Award, if any, which shall vest in the Participant in the event of death, or Permanent and Total Disability prior to the expiration of the Restriction Period or the satisfaction of the conditions and restrictions applicable to an Award.

        (d)    Acceleration of Vesting.    Notwithstanding the Restriction Period and the conditions or restrictions imposed on an Award of Restricted Stock or Restricted Stock Units, as set forth in any Agreement, the Committee may shorten the Restriction Period or waive any conditions or restrictions, if the Committee concludes that it is in the best interests of the Company to do so, provided that any such actions not done in connection with a Change in Control or the death, Permanent and Total

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Disability, or termination of employment of a Participant shall not be effective unless specifically approved or ratified by the affirmative votes of the holders of a majority of the Common Stock present or represented and entitled to vote at a meeting duly held on date no later than the next annual meeting of shareholders.

        (e)    Ownership; Voting.    Where stock certificates are issued in respect of Awards of Restricted Stock, which are subject to forfeiture if the conditions or restrictions are not satisfied, such certificates shall be registered in the name of the Participant, whereupon the Participant shall become a shareholder of the Company with respect to such Restricted Stock and shall, to the extent not inconsistent with express provisions of the Plan, have all the rights of a shareholder, including but not limited to the right to vote and to receive all dividends paid on such Shares, and the certificates shall be deposited with the Company or its designee, together with a stock power endorsed in blank, and the following legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture:

  "The transferability of this certificate and the shares of stock represented thereby are subject to the terms and conditions (including forfeiture) contained in the Frederick County Bancorp, Inc. 2011 Stock Incentive Plan, and an agreement entered into between the registered owner and Frederick County Bancorp, Inc. Copies of such Plan and Agreement are on file in the offices of the Secretary of Frederick County Bancorp, Inc."

        Where an Award of Restricted Stock is subject to issuance upon the achievement of Performance Based Award standards or goals or other conditions, no certificates shall be issued until satisfaction of such conditions.

        (f)    Lapse of Restrictions.    At the expiration of the Restricted Period applicable to the Restricted Stock, or upon the satisfaction of conditions to receipt of the Shares subject to Restricted Stock Units, as applicable, the Company shall deliver to the Participant, or the legal representative of the Participant's estate, or if the personal representative of the Participant's estate shall have assigned the estate's interest in the Restricted Stock, to the person or persons to whom his rights under such Restricted Stock shall have passed by assignment pursuant to his will or to the laws of descent and distribution, the stock certificates deposited with it or its designee and as to which the Restricted Period has expired and the requirements of the restrictions have been met. If a legend has been placed on such certificates, the Company shall cause such certificates to be reissued without the legend.

        (g)    Forfeiture of Restricted Stock.    The Agreement shall provide for forfeiture of any Restricted Stock which is not vested in the Participant or for which the restrictions have not been satisfied during the Restriction Period.

10.   Conditions Upon Issuance of Shares.

        (a)    Compliance with Securities Laws.    Shares of Common Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan that the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.

        (b)    Special Circumstances.    The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as the Committee determines may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

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        (c)    Committee Discretion.    The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, to establish repurchase rights or both of these restrictions, or to provide for the mandatory exercise or forfeiture of any outstanding Options in the event that the Company's primary federal regulator directs the Company to so require if the Company does not meet minimum regulatory capital requirements.

11.    Effect of Changes in Control, Transactions and Changes in Common Stock Subject to the Plan.

        (a)    Effects of Change in Control and Transactions.

    (1)
    Notwithstanding the provisions of any Award that provides for its exercise or vesting in installments, all Awards shall be immediately exercisable and fully vested upon a Change in Control.

    (2)
    At the time of a Change in Control which does not constitute a Transaction, any or all outstanding Options may be cancelled, in exchange for which cancellation the Participant shall receive a cash payment in an amount equal to the excess of the Market Value at the time of the Change in Control of the Shares subject to such Option over the Exercise Price of such Options provided that in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant.

    (3)
    In the event there is a Transaction, all outstanding Awards shall be surrendered. With respect to each Award so surrendered, the Committee shall in its sole and absolute discretion determine whether the holder of each Award so surrendered shall receive—

    (A)
    for each Share then subject to an outstanding Award, an Award for the number and kind of shares (or amount of cash or other property, or combination thereof) into which each Outstanding Share (other than Shares held by dissenting shareholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price in the case of an Option, or other amount, if any, payable in the event of an Award of Restricted Stock or Shares subject to a Restricted Stock Unit; or

    (B)
    the number and kind of shares (or amount of cash or other property, or combination thereof) into which each Outstanding Share (other than Shares held by dissenting shareholders) is changed or exchanged in the Transaction that are equal in market value to the excess of the Market Value on the date of the Transaction of the Shares subject to the Award over the Exercise Price of the Option, or other amount, if any, payable in the event of an Award of Restricted Stock or Shares subject to a Restricted Stock Unit; or

    (C)
    a cash payment (from the Company or the successor corporation), in an amount equal to the excess of the Market Value on the date of the Transaction of the Shares subject to the Option, over the Exercise Price of the Option.

        (b)    Recapitalizations; Stock Splits, Etc.    The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

        (c)    Special Rule for ISOs.    Any adjustment made pursuant to subsections (a)(3)(A) or (b) of this Section shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

        (d)    Conditions and Restrictions on New, Additional, or Different Shares or Securities.    If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities

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shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

        (e)    Other Issuances.    Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

12.   Non-Transferability of Awards.

        (a)   ISOs, Restricted Stock and Restricted Stock Units may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

        (b)   Non-ISO's may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder), or, in the sole discretion of the Committee, in connection with a transfer for estate or retirement planning purposes to a trust established for such purposes.

13.    Time of Granting Awards.    The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonably prompt period after the date of such grant.

14.    Effective Date.    The Plan shall be effective as of the date on which the Plan is approved by the requisite vote of Shareholders.

15.    Approval by Stockholders.    The Plan shall be approved by shareholders of the Company within twelve (12) months of the date on which this Plan is approved by the Board.

16.    Modification of Options.    At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder. Regardless of any other provision of this Plan or an Agreement, neither the Board nor the Committee may reprice (as defined under rules of the New York Stock Exchange or The Nasdaq Stock Market) any Award unless the repricing is approved in advance by the shareholders of the Company.

17.    Amendment and Termination of the Plan.    The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan; provided that shareholder approval shall be required to increase the number of Shares subject to the Plan provided in Section 4 or to extend the terms of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

18.    Reservation of Shares.    The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

19.    Withholding Tax.    The Company's obligation to deliver Shares upon exercise of Awards (or such earlier time that the Participant makes an election under Section 83(b) of the Code) shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the

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obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

20.    No Employment or Other Rights.    In no event shall a Director's or Employee's or other Award recipient's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of such person to continue service with the Company or any Affiliate. No person shall have a right to be granted an Award or, having received an Award, the right to be granted an additional Award.

21.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, except to the extent that federal law shall be deemed to apply.

22.    Construction; Compliance with 409A, Delay in Payment.    It is intended and this Plan and Awards hereunder shall not be subject to, or shall be in accordance with, 409A of the Code and the regulations and administrative guidance promulgated thereunder ("Section 409A"), and thus avoid the imposition of any excise tax and interest on Participants pursuant to Section 409A(a)(1)(B) of the Code, as a result of the grant, award, exercise, vesting or lapse of restrictions of any Award, and this Plan shall be interpreted and construed consistent with this intent. Notwithstanding anything to the contrary contained herein, any Award or vesting, issuance or payment of an Award hereunder or any Agreement that is considered "nonqualified deferred compensation" that is to be made to a Participant while such Participant is a "specified employee," in each case as defined and determined for purposes of Section 409A, within six months following such Participant's "separation from service" (as determined in accordance with Section 409A), then to the extent that such Award, vesting, issuance or payment of an Award is not otherwise permitted under Section 409A such that it would be exempt from the excise tax thereunder, such Award, vesting, issuance or payment of an Award shall be delayed and shall be effected on the first business day of the seventh calendar month following the Participant's separation from service, or, if earlier upon Participant's death. Notwithstanding anything to the contrary contained herein, the Company shall have no liability whatsoever to any Participant or any other person in the event that any Award vesting, issuance or payment of an Award is determined to be subject to, and is not in compliance with, Section 409A.

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REVOCABLE PROXY

FREDERICK COUNTY BANCORP, INC.

☒  PLEASE MARK VOTES AS IN THIS EXAMPLE

The undersigned hereby makes, constitutes and appoints William R. Talley, Jr. and Jay M. House, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Frederick County Bancorp, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Shareholders to be held on April 12, 2011 and at any adjournment or postponement thereof.

☐                FOR all nominees listed below (except as noted to the contrary below)

☐                WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:            Emil D. Bennett, John N. Burdette, John Denham Crum, William S. Fout, Helen G. Hahn, William J. Kissner, Martin S. Lapera, Kenneth G. McCombs, Farhad Memarsadeghi, Raymond Raedy.

(Instructions:  To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR all of the nominees listed above, FOR approval of the 2011 Stock Incentive Plan, and FOR ratification of the appointment of the independent registered public accounting firm.  In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the meeting or any adjournment or postponement of the meeting.

As a result of changes in the rules of the New York Stock Exchange applicable to its member brokerage firms, we expect that brokers will not vote shares on the election of directors unless they receive instructions from the beneficial owners of the shares they hold.  If you hold your shares through a bank or broker, it is extremely important that you instruct your record holder how to vote your shares.

The approval of the 2011 Stock Incentive Plan

☐  FOR   ☐   AGAINST   ☐   ABSTAIN

The ratification of Stegman & Company as the independent public accounting firm to perform the audit of the Company’s 2011 Consolidated Financial Statements

☐  FOR   ☐  AGAINST   ☐  ABSTAIN

Important:  Please date and sign your name as addressed, and return this proxy in the enclosed envelope.  When signing as executor, administrator, trustee, guardian, etc., please give full title as such.  If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

☐ Please check box if you plan to attend the Annual Meeting.

Please be sure to sign and date this Proxy in the box below.		Date

Stockholder sign above	(Co-holder, if any, sign above)

Detach above card, sign, date and mail in postage paid envelope provided.

FREDERICK COUNTY BANCORP, INC.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Proxy Materials are available online at: http://www.cfpproxy.com/5525

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held April 12, 2011
VOTING RIGHTS AND PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS
PROPOSAL 1—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
TRANSACTIONS WITH RELATED PARTIES
PROPOSAL 2—APPROVAL OF THE 2011 STOCK INCENTIVE PLAN
PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
COSTS OF SOLICITATION
FORM 10-K ANNUAL REPORT
SHAREHOLDER PROPOSALS
OTHER BUSINESS
  Exhibit A
FREDERICK COUNTY BANCORP, INC. 2011 STOCK INCENTIVE PLAN